                                                                  EXECUTION COPY

                        MORTGAGE LOAN PURCHASE AGREEMENT

     This Mortgage Loan Purchase Agreement (this "Agreement"), is dated and effective as of January 25, 2006, between German American Capital Corporation, as seller (the "Mortgage Loan Seller" or "GACC") and GMAC Commercial Mortgage
Securities, Inc., as purchaser (the "Purchaser").

     The Mortgage Loan Seller desires to sell, assign, transfer and otherwise convey to the Purchaser, and the Purchaser desires to purchase, subject to the terms and conditions set forth below, the multifamily and commercial mortgage loans (each, a "Mortgage Loan" and collectively, the "Mortgage Loans")
identified on the schedule annexed hereto as Exhibit A (the "Mortgage Loan
Schedule"). Certain other multifamily and commercial mortgage loans (the "Other
Mortgage Loans") will be purchased by the Purchaser from (i) GMAC Commercial
Mortgage Corporation ("GMACCM"), pursuant to, and for the consideration described in, the mortgage loan purchase agreement, dated as of January 25,
2006, between the Purchaser and GMACCM (the "GMACCM Mortgage Loan Purchase
Agreement"), (ii) Morgan Stanley Mortgage Capital Inc. ("MSMC"), pursuant to, and for the consideration described in, the mortgage loan purchase agreement, dated as of January 25, 2006, between the Purchaser and MSMC (the "MSMC Mortgage
Loan Purchase Agreement") and (iii) GACC, pursuant to, and for the consideration described in, an additional and separate mortgage loan purchase agreement, dated as of January 25, 2006 between the Purchaser and GACC (the "GACC Mortgage Loan
Purchase Agreement"). The Mortgage Loan Seller, GMACCM and MSMC are collectively referred to as the "Mortgage Loan Sellers."

     The Mortgage Loan Seller acquired the Mortgage Loans from CWCapital LLC
("CWCapital"), CWCapital Mortgage Securities I LLC ("CWCMS I") and CWCapital
Mortgage Securities II LLC ("CWCMS II" and together with CWCMS I, the "CWCMS
Mortgage Loan Sellers") pursuant to a Mortgage Loan Purchase Agreement dated as of December 22, 2005 (the "Original Purchase Agreement"), by and among such parties. CWCapital and the CWCMS Mortgage Loan Sellers are collectively referred to herein as the "CWCapital Parties").

     It is expected that the Mortgage Loans will be transferred, together with the Other Mortgage Loans, to a trust fund (the "Trust Fund") to be formed by the
Purchaser, beneficial ownership of which will be evidenced by a series of mortgage pass-through certificates (the "Certificates"). Certain classes of the
Certificates will be rated by Fitch Ratings, Inc. and Standard & Poor's Ratings
Services, a division of The McGraw-Hill Companies, Inc. (together, the "Rating
Agencies"). Certain classes of the Certificates (the "Registered Certificates")
will be registered under the Securities Act of 1933, as amended (the "Securities
Act"). The Trust Fund will be created and the Certificates will be issued pursuant to a pooling and servicing agreement to be dated as of January 1, 2006
(the "Pooling and Servicing Agreement"), among the Purchaser, as depositor, GMAC
Commercial Mortgage Corporation, as master servicer (in such capacity, the
"Master Servicer") and serviced whole loan paying agent, CWCapital Asset
Management, LLC, as special servicer (in such capacity, the "Special Servicer")
and Wells Fargo Bank, N.A., as trustee (the "Trustee"). Capitalized terms not otherwise defined herein have the

meanings assigned to them in the Pooling and Servicing Agreement as in effect on the Closing Date.

     The Purchaser intends to sell the Class A-1, Class A-1A, Class A-1D, Class
A-2, Class A-3, Class A-4, Class XP, Class A-M, Class A-J, Class B, Class C,
Class D and Class E Certificates to Deutsche Bank Securities Inc., Morgan
Stanley & Co. Incorporated and GMAC Commercial Holding Capital Markets Corp.
(together, the "Underwriters"), pursuant to an underwriting agreement dated the date hereof (the "Underwriting Agreement"). The Purchaser intends to sell the
Class XC, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class
N, Class O, Class P, Class Q, Class S, Class FNB-1, Class FNB-2, Class FNB-3,
Class FNB-4, Class FNB-5 and Class FNB-6 Certificates to Deutsche Bank
Securities Inc. and Morgan Stanley & Co. Incorporated (in such capacity, each an
"Initial Purchaser"), pursuant to a certificate purchase agreement, dated the date hereof (the "Certificate Purchase Agreement"). The Purchaser intends to sell the Class R-L, Class R-I, Class R-II and Class R-III Certificates to a
Qualified Institutional Buyer. The Class XC, Class F, Class G, Class H, Class J,
Class K, Class L, Class M, Class N, Class O, Class P, Class Q, Class S, Class
FNB-1, Class FNB-2, Class FNB-3, Class FNB-4, Class FNB-5, Class FNB-6, Class
R-L, Class R-I, Class R-II and Class R-III Certificates are collectively referred to as the "Non-Registered Certificates."

     Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

     SECTION 1. Agreement to Purchase.

     The Mortgage Loan Seller agrees to sell, assign, transfer and otherwise convey to the Purchaser, and the Purchaser agrees to purchase, the Mortgage
Loans. The purchase and sale of the Mortgage Loans shall take place on January
31, 2006 or such other date as shall be mutually acceptable to the parties hereto (the "Closing Date"). The "Cut-off Date" with respect to any Mortgage
Loan is the Due Date for such Mortgage Loan in January 2006. As of the close of business on their respective Cut-off Dates, the Mortgage Loans will have an aggregate principal balance (the "Aggregate Cut-off Date Balance"), after application of all payments of principal due thereon on or before such date, whether or not received, of $358,534,813 subject to a variance of plus or minus
5%. The purchase price for the Mortgage Loans shall be determined by the parties pursuant to an agreed upon term sheet.

     SECTION 2. Conveyance of Mortgage Loans.

     (a) Effective as of the Closing Date, subject only to receipt by the
Mortgage Loan Seller of the purchase price referred to in Section 1 hereof
(exclusive of any applicable holdback for transaction expenses), the Mortgage
Loan Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse, all the right, title and interest of the
Mortgage Loan Seller in and to the Mortgage Loans identified on the Mortgage
Loan Schedule as of such date, including all interest and principal received or receivable by the Mortgage Loan Seller on or with respect to the Mortgage Loans after the Cut-off Date for each such Mortgage Loan, together with all of the
Mortgage Loan Seller's right, title and interest in and to the proceeds of any related title, hazard or other insurance policies and any escrow, reserve or other comparable accounts related to the Mortgage Loans. The Purchaser shall be entitled to (and, to

the extent received by or on behalf of the Mortgage Loan Seller, the Mortgage
Loan Seller shall deliver or cause to be delivered to or at the direction of the
Purchaser) all scheduled payments of principal and interest due on the Mortgage
Loans after the Cut-off Date for such Mortgage Loan, and all other recoveries of principal and interest collected thereon after such Cut-off Date. All scheduled payments of principal and interest due thereon on or before the Cut-off Date for each Mortgage Loan and collected after such Cut-off Date shall belong to the
Mortgage Loan Seller.

     (b) In connection with the Mortgage Loan Seller's assignment pursuant to subsection (a) above, the Mortgage Loan Seller acknowledges that the Depositor has directed the Mortgage Loan Seller, and the Mortgage Loan Seller hereby agrees, to deliver the Mortgage File (as such term is defined in the Pooling and
Servicing Agreement) to the Trustee, and otherwise comply with the requirements of Sections 2.01(b), 2.01(c) and 2.01(d) of the Pooling and Servicing Agreement,
provided that whenever the term Mortgage File is used to refer to documents actually received by the Purchaser or the Trustee, such term shall not be deemed to include such documents and instruments required to be included therein unless they are actually so received.

     (c) The Mortgage Loan Seller's records will reflect the transfer of the
Mortgage Loans to the Purchaser as a sale.

     SECTION 3. Examination of Mortgage Loan Files and Due Diligence Review.

     The Mortgage Loan Seller shall reasonably cooperate with any examination of the Mortgage Files and Servicing Files that may be undertaken by or on behalf of the Purchaser. The fact that the Purchaser has conducted or has failed to conduct any partial or complete examination of the Mortgage Files and/or
Servicing Files shall not affect the Purchaser's right to pursue any remedy available in equity or at law for a breach of the Mortgage Loan Seller's representations, warranties and covenants set forth in or contemplated by
Section 4.

     SECTION 4. Representations, Warranties and Covenants of the Mortgage Loan
Seller.

     (a) [Intentionally Omitted]

     (b) The Mortgage Loan Seller, as of the date hereof, hereby represents and warrants to, and covenants with, the Purchaser that:

          (i) The Mortgage Loan Seller is a corporation, duly organized, validly existing, and in good standing under the laws of the State of Maryland, and is in compliance with the laws of each State in which any Mortgaged
     Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan and to perform its obligations under this Agreement.

          (ii) The execution and delivery of this Agreement by the Mortgage Loan
     Seller, and the performance and compliance with the terms of this Agreement by the Mortgage Loan Seller, will not violate the Mortgage Loan Seller's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets, in each case which materially and adversely affect the ability of the Mortgage
     Loan Seller to carry out the transactions contemplated by this Agreement.

          (iii) The Mortgage Loan Seller has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this
     Agreement, and has duly executed and delivered this Agreement.

          (iv) This Agreement, assuming due authorization, execution and delivery by the Purchaser, constitutes a valid, legal and binding obligation of the Mortgage Loan Seller, enforceable against the Mortgage
     Loan Seller in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law, and (C) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement that purport to provide indemnification for securities laws liabilities.

          (v) The Mortgage Loan Seller is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Mortgage Loan Seller's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Mortgage Loan Seller to perform its obligations under this Agreement or the financial condition of the Mortgage Loan Seller.

          (vi) No litigation is pending with regard to which the Mortgage Loan
     Seller has received service of process or, to the best of the Mortgage Loan
     Seller's knowledge, threatened against the Mortgage Loan Seller the outcome of which, in the Mortgage Loan Seller's good faith and reasonable judgment, could reasonably be expected to prohibit the Mortgage Loan Seller from entering into this Agreement or materially and adversely affect the ability of the Mortgage Loan Seller to perform its obligations under this
     Agreement.

          (vii) The Mortgage Loan Seller has not dealt with any broker, investment banker, agent or other person, other than the Purchaser, the
     Underwriters, the Initial Purchasers and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or the consummation of any of the other transactions contemplated hereby.

          (viii) Neither the Mortgage Loan Seller nor anyone acting on its behalf has (A) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (B) solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (C) otherwise approached or negotiated with respect to any
     Certificate, any interest in any

     Certificate or any other similar security with any person in any manner,
     (D) made any general solicitation by means of general advertising or in any other manner with respect to any Certificate, any interest in any
     Certificate or any similar security, or (E) taken any other action, that
     (in the case of any of the acts described in clauses (A) through (E) above)
     would constitute or result in a violation of the Securities Act or any state securities law relating to or in connection with the issuance of the
     Certificates or require registration or qualification pursuant to the
     Securities Act or any state securities law of any Certificate not otherwise intended to be a Registered Certificate. In addition, the Mortgage Loan
     Seller will not act, nor has it authorized or will it authorize any person to act, in any manner set forth in the foregoing sentence with respect to any of the Certificates or interests therein. For purposes of this paragraph 4(b)(viii), the term "similar security" shall be deemed to include, without limitation, any security evidencing or, upon issuance, that would have evidenced an interest in the Mortgage Loans or the Other
     Mortgage Loans or any substantial number thereof.

          (ix) No consent, approval, authorization or order of, registration or filing with or notice to, any governmental authority or court is required, under federal or state law (including, with respect to any bulk sale laws), for the execution, delivery and performance of or compliance by the
     Mortgage Loan Seller with this Agreement, or the consummation by the
     Mortgage Loan Seller of any transaction contemplated hereby, other than (1)
     the filing or recording of financing statements, instruments of assignment and other similar documents necessary in connection with Mortgage Loan
     Seller's sale of the Mortgage Loans to the Purchaser, (2) such consents, approvals, authorizations, qualifications, registrations, filings or notices as have been obtained or made and (3) where the lack of such consent, approval, authorization, qualification, registration, filing or notice would not have a material adverse effect on the performance by the
     Mortgage Loan Seller under this Agreement.

     (c) Upon discovery by any of the parties hereto of a breach of any of the representations and warranties made pursuant to and set forth in subsection (b)
above which materially and adversely affects the interests of the Purchaser or its successors and assigns (including, without limitation the Trustee and the holders of the Certificates), the party discovering such breach shall give prompt written notice to the other party hereto.

     SECTION 5. Representations, Warranties and Covenants of the Purchaser.

     (a) The Purchaser, as of the date hereof, hereby represents and warrants to, and covenants with, the Mortgage Loan Seller that:

          (i) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

          (ii) The execution and delivery of this Agreement by the Purchaser, and the performance and compliance with the terms of this Agreement by the
     Purchaser, will not violate the Purchaser's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in

     the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets.

          (iii) The Purchaser has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

          (iv) This Agreement, assuming due authorization, execution and delivery by the Mortgage Loan Seller, constitutes a valid, legal and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

          (v) The Purchaser is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Purchaser's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

          (vi) No litigation is pending or, to the best of the Purchaser's knowledge, threatened against the Purchaser which would prohibit the
     Purchaser from entering into this Agreement or, in the Purchaser's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of the Purchaser to perform its obligations under this
     Agreement or the financial condition of the Purchaser.

          (vii) The Purchaser has not dealt with any broker, investment banker, agent or other person, other than the Mortgage Loan Seller, the
     Underwriters, the Initial Purchasers and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or the consummation of any of the transactions contemplated hereby.

          (viii) No consent, approval, authorization or order of, registration or filing with or notice to, any governmental authority or court is required, under federal or state law, for the execution, delivery and performance of or compliance by the Purchaser with this Agreement, or the consummation by the Purchaser of any transaction contemplated hereby, other than (1) such consents, approvals, authorizations, qualifications, registrations, filings or notices as have been obtained or made and (2)
     where the lack of such consent, approval, authorization, qualification, registration, filing or notice would not have a material adverse effect on the performance by the Purchaser under this Agreement.

     (b) Upon discovery by any of the parties hereto of a breach of any of the representations and warranties set forth above which materially and adversely affects the interests of the Mortgage Loan Seller, the party discovering such breach shall give prompt written notice to the other party hereto.

     SECTION 6. Intentionally Omitted.

     SECTION 7. Closing.

     The closing of the sale of the Mortgage Loans (the "Closing") shall be held at the offices of Orrick, Herrington & Sutcliffe LLP, 666 Fifth Avenue, New
York, New York 10103 at 10:00 a.m., New York City time, on the Closing Date.

     The Closing shall be subject to each of the following conditions:

          (i) All of the representations and warranties of the Mortgage Loan
     Seller specified herein shall be true and correct as of the Closing Date, and the Aggregate Cut-off Date Balance shall be within the range permitted by Section 1 of this Agreement;

          (ii) All documents specified in Section 8 (the "Closing Documents"), in such forms as are agreed upon and reasonably acceptable to the
     Purchaser, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

          (iii) The Mortgage Loan Seller shall have delivered and released to the Trustee, the Purchaser or the Purchaser's designee, as the case may be, all documents and funds required to be so delivered pursuant to Section 2;

          (iv) The result of any examination of the Mortgage Files and Servicing
     Files performed by or on behalf of the Purchaser pursuant to Section 3 shall be satisfactory to the Purchaser in its sole determination;

          (v) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with, and the Mortgage Loan Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

          (vi) The Mortgage Loan Seller shall have paid or agreed to pay all fees, costs and expenses payable by it to the Purchaser pursuant to this
     Agreement; and

          (vii) Neither the Underwriting Agreement nor the Certificate Purchase
     Agreement shall have been terminated in accordance with its terms.

     Both parties agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the
Mortgage Loans on the Closing Date.

     SECTION 8. Closing Documents.

     The Closing Documents shall consist of the following:

          (a) This Agreement duly executed and delivered by the Purchaser and the Mortgage Loan Seller;

          (b) An Officer's Certificate substantially in the form of Exhibit B-1 hereto, executed by the Secretary or an assistant secretary of the Mortgage
     Loan Seller, and dated the Closing Date, and upon which the Purchaser and each Underwriter may rely, attaching thereto as exhibits the organizational documents of the Mortgage Loan Seller;

          (c) A certificate of good standing regarding the Mortgage Loan Seller from the Secretary of State for the State of Maryland, dated not earlier than 30 days prior to the Closing Date;

          (d) A certificate of the Mortgage Loan Seller substantially in the form of Exhibit B-2 hereto, executed by an executive officer or authorized signatory of the Mortgage Loan Seller and dated the Closing Date, and upon which the Purchaser and each Underwriter may rely;

          (e) An Officer's Certificate substantially in the form of Exhibit B-3 hereto, executed by the Secretary or an assistant secretary of each of
     CWCapital and the CWCMS Mortgage Loan Sellers, and dated the Closing Date, and upon which the Purchaser and each Underwriter may rely, attaching thereto as exhibits the organizational documents of CWCapital and the CWCMS
     Mortgage Loan Sellers;

          (f) Certificates of good standing regarding CWCapital and the CWCMS
     Mortgage Loan Sellers from the Secretary of State for the State of
     Massachusetts or Delaware, as applicable, dated not earlier than 30 days prior to the Closing Date;

          (g) A certificate of each of the CWCapital Parties substantially in the form of Exhibit B-4 hereto, executed by an executive officer or authorized signatory of the applicable CWCapital Party and dated the
     Closing Date, and upon which the Purchaser and each Underwriter may rely;

          (h) Written opinions of counsel for the Mortgage Loan Seller and the
     CWCapital Parties, in a form reasonably acceptable to counsel for the
     Purchaser, subject to such reasonable assumptions and qualifications as may be requested by counsel for the Mortgage Loan Seller and the CWCapital
     Parties and acceptable to counsel for the Purchaser, dated the Closing Date and addressed to the Purchaser and each Underwriter;

          (i) Negative assurance letters, from counsel to the CWCapital Parties, in a form reasonably acceptable to counsel for the Purchaser, regarding the
     Issuer Free Writing Prospectus and the Prospectus;

          (j) Any other opinions of counsel for the Mortgage Loan Seller and the
     CWCapital Parties reasonably requested by the Rating Agencies in connection with the

     issuance of the Certificates, each of which shall include the Purchaser and each Underwriter as an addressee;

          (k) The Indemnification Agreement, dated as of the date hereof, among the CWCapital Parties and the Purchaser, duly executed and delivered by the
     Mortgage Seller, CWCapital and the Purchaser; and

          (l) Such further certificates, opinions and documents as the Purchaser may reasonably request.

     SECTION 9. Intentionally Omitted.

     SECTION 10. Assignment of the Original Purchase Agreement.

     In connection with the transfer of the Mortgage Loans hereunder, the
Mortgage Loan Seller hereby assigns to the Purchaser all of the Mortgage Loan
Seller's right, title and interest in, to and under the Original Purchase
Agreement, other than the Mortgage Loan Seller's right to receive price adjustments as set forth in Section 1.2 of the Original Purchase Agreement.

     SECTION 11. Notices.

     All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered to or mailed, by registered mail, postage prepaid, by overnight mail or courier service or transmitted by facsimile and confirmed by a similar mailed writing, if to the
Purchaser, addressed to GMAC Commercial Mortgage Securities, Inc. at 200 Witmer
Road, Horsham, Pennsylvania 19044-8015, Attention: Structured Finance Manager,
facsimile no. (215) 328-1775, with a copy to the General Counsel, GMAC
Commercial Mortgage Corporation, or such other address or facsimile number as may hereafter be furnished to the Mortgage Loan Seller in writing by the
Purchaser; and if to the Mortgage Loan Seller, addressed to German American
Capital Corporation, 60 Wall Street, New York, New York 10005, Attention: Lainie
Kaye, facsimile no. (212) 797-4489, with a copy to Kevin Blauch, Latham &
Watkins, 885 Third Avenue, New York, New York 10022, facsimile no. (212)
751-4864 or to such other address or facsimile number as the Mortgage Loan
Seller may designate in writing to the Purchaser.

     SECTION 12. Intentionally Omitted.

     SECTION 13. Representations, Warranties and Agreements to Survive Delivery.

     All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Mortgage Loan Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the
Mortgage Loan Seller to the Purchaser or its designee.

     SECTION 14. Severability of Provisions.

     Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such

prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this
Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law, which prohibits or renders void or unenforceable any provision hereof.

     SECTION 15. Counterparts.

     This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

     SECTION 16. GOVERNING LAW.

     THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF
THE PARTIES HERETO SHALL BE GOVERNED IN ACCORDANCE WITH THE INTERNAL LAWS AND
DECISIONS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES
EXCEPT THAT THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF
THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

     SECTION 17. Further Assurances.

     The Mortgage Loan Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

     SECTION 18. Successors and Assigns.

     The rights and obligations of the Mortgage Loan Seller under this Agreement shall not be assigned by the Mortgage Loan Seller without the prior written consent of the Purchaser, except that any person into which the Mortgage Loan
Seller may be merged or consolidated, or any corporation or other entity resulting from any merger, conversion or consolidation to which the Mortgage
Loan Seller is a party, or any person succeeding to all or substantially all of the business of the Mortgage Loan Seller, shall be the successor to the Mortgage
Loan Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the
Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Mortgage Loan Seller and the Purchaser and
their permitted successors and assigns.

     SECTION 19. Amendments.

     No term or provision of this Agreement may be amended, waived, modified or in any way altered, unless such amendment, waiver, modification or alteration is in writing and signed

                                       10

by a duly authorized officer of the party against whom such amendment, waiver, modification or alteration is sought to be enforced.

                                       11

     IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                        GERMAN AMERICAN CAPITAL CORPORATION

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        GMAC COMMERCIAL MORTGAGE SECURITIES,
                                        INC.

                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:

                                       S-1

                             MORTGAGE LOAN SCHEDULE

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE

                            See attached spreadsheet.

                                       A-1

CONTROL  LOAN     LOAN    LOAN SELLER/
NUMBER   GROUP   NUMBER  ORIGINATOR (1)          PROPERTY NAME                          ADDRESS                     CITY
------------------------------------------------------------------------------------------------------------------------------

   2       1     18733   CWCapital       James Center                     901, 1021 & 1051 East Cary Street   Richmond
  11       1     17991   CWCapital       Terrace at Continental Park      2361 & 2381 Rosecrans Avenue        El Segundo
  12       1     18748   CWCapital       Sheraton Harborside Hotel        250 Market Street                   Portsmouth
  13       1     18103   CWCapital       Newburgh Mall                    1401 Route 300                      Newburgh
  16       1     18604   CWCapital       City Square Office               3800, 3838, 4000 N. Central Avenue  Phoenix
  25       1     87741   CWCapital       Rite Aid Portfolio               Various                             Various
 25.01          87741-I  CWCapital       963 Fairmount Avenue             963 Fairmount Avenue                Lakewood
 25.02          87741-C  CWCapital       47 East Genesee Street           47 East Genesee Street              Auburn
 25.03          87741-D  CWCapital       1070 Genesee Street              1070 Genesee Street                 Buffalo
 25.04          87741-B  CWCapital       153 Prospect Street              153 Prospect Street                 Attica
 25.05          87741-G  CWCapital       41 Buffalo Road                  41 Buffalo Road                     East Aurora
 25.06          87741-J  CWCapital       6616 Lincoln Avenue              6616 Lincoln Avenue                 Lockport
 25.07          87741-K  CWCapital       1717 Pine Avenue                 1717 Pine Avenue                    Niagara Falls
 25.08          87741-A  CWCapital       9062 Eerie Road                  9062 Eerie Road                     Angola
 25.09          87741-M  CWCapital       138 Elm Street                   138 Elm Street                      Penn Yan
 25.10          87741-H  CWCapital       81 W. Main Street                81 W. Main Street                   Gowanda
 25.11          87741-L  CWCapital       114 North Main Street            114 North Main Street               North Syracuse
 25.12          87741-N  CWCapital       352 Driving Park Avenue          352 Driving Park Avenue             Rochester
 25.13          87741-E  CWCapital       476 William Street               476 William Street                  Buffalo
 25.14          87741-P  CWCapital       654 Colvin Avenue                654 Colvin Avenue                   Kenmore
 25.15          87741-O  CWCapital       40 West Main Street              40 West Main Street                 Springville
 25.16          87741-Q  CWCapital       10 North Main Street             10 North Main Street                Wellsville
 25.17          87741-F  CWCapital       329 Port Allegany Road           329 Port Allegany Road              Coudersport
  34       1     18239   CWCapital       One Jackson Place                633 Battery Street                  San Francisco
  36       1     18410   CWCapital       Maryvale Terrace                 4105 N. 51st Avenue                 Phoenix
  39       1     18307   CWCapital       Skypark Atrium                   2780 Skypark Drive                  Torrance
  51       2     17301   CWCapital       Palmetto Pointe                  1005 Alice Drive                    Sumter
  57       1     17783   CWCapital       Wesley Highland Terrace          366 South Highland Street           Memphis
  59       1     18086   CWCapital       Lincoln Gardens                  2901 - 3000 West Busch Boulevard    Tampa
  64       1     18143   CWCapital       Regency Square Shopping Center   1715-1867 South Pueblo Blvd         Pueblo
  68       1     18429   CWCapital       Sierra Suites AZ                 391 Fry Boulevard                   Sierra Vista
  75       1     18781   CWCapital       TowneBank Building               109 East Main Street                Norfolk
  78       1     17532   CWCapital       Serota Portfolio                 Various                             East Farmingdale
 78.01          17532-A  CWCapital       Design Furniture                 1995 Broadhollow Road               East Farmingdale
 78.02          17532-C  CWCapital       Keyspan                          125 Schmitt Boulevard               East Farmingdale
 78.03          17532-B  CWCapital       Daystar                          920 Conklin Street                  East Farmingdale
  80       1     18349   CWCapital       Quality Inn Tallahassee          2020 Apalachee Parkway              Tallahassee
  87       1     18253   CWCapital       Oxnard Walgreen's                2851 South Rose Avenue              Oxnard
  89       2     18056   CWCapital       Greenwood Place                  300 Greenwood Avenue                Clarksville
  94       1     18576   CWCapital       Vista La Jolla                   4747 Morena Boulevard               San Diego
  98       1     18578   CWCapital       4141 Jutland                     4141 Jutland Drive                  San Diego
  99       1     18254   CWCapital       Channel Point Retail             1611-1681 East Channel Islands      Oxnard
                                                                          Boulevard
  109      1     18185   CWCapital       Federal Express Distribution     801 Fiber Optic Drive               Little Rock
                                         Facility
  114      1     18107   CWCapital       Rankin Self Storage              350 W. Rankin Road                  Houston
  117      1      3062   CWCapital       IHOP - Newington CT              3280 Berlin Turnpike                Newington
  118      1      3070   CWCapital       IHOP - Newington NH              2028 Woodbury Avenue                Newington
  119      1      3068   CWCapital       IHOP - Decatur AL                1428 Beltline Road SW               Decatur

CONTROL                    ZIP                      NUMBER OF                             CROSS                           ORIGINAL
NUMBER        STATE       CODE        COUNTY       PROPERTIES     PROPERTY TYPE      COLLATERALIZED (2)  RELATED GROUPS  BALANCE ($)
------------------------------------------------------------------------------------------------------------------------------------

   2     Virginia         23219   Richmond (City)       1      Office                                                    100,000,000
  11     California       90245   Los Angeles           1      Office                                                     40,500,000
  12     New Hampshire    03801   Rockingham            1      Hospitality                                                32,000,000
  13     New York         12550   Orange                1      Anchored Retail                                            31,600,000
  16     Arizona          85012   Maricopa              1      Office                                                     27,500,000
  25     Various         Various  Various              17      Anchored Retail                                            24,300,000
 25.01   New York         14701   Chautauqua                   Anchored Retail
 25.02   New York         13021   Cayuga                       Anchored Retail
 25.03   New York         14211   Erie                         Anchored Retail
 25.04   New York         14011   Genesee                      Anchored Retail
 25.05   New York         10452   Erie                         Anchored Retail
 25.06   New York         14094   Niagara                      Anchored Retail
 25.07   New York         14301   Niagara                      Anchored Retail
 25.08   New York         14006   Erie                         Anchored Retail
 25.09   New York         14527   Yates                        Anchored Retail
 25.10   New York         14070   Cattaraugus                  Anchored Retail
 25.11   New York         13212   Onondaga                     Anchored Retail
 25.12   New York         14613   Monroe                       Anchored Retail
 25.13   New York         14206   Erie                         Anchored Retail
 25.14   New York         14217   Erie                         Anchored Retail
 25.15   New York         14141   Erie                         Anchored Retail
 25.16   New York         14895   Allegany                     Anchored Retail
 25.17   Pennsylvania     16915   Potter                       Anchored Retail
  34     California       94111   San Francisco         1      Office                                                     14,000,000
  36     Arizona          85031   Maricopa              1      Anchored Retail                                            11,500,000
  39     California       90505   Los Angeles           1      Office                                                     11,000,000
  51     South Carolina   29150   Sumter                1      Multifamily                                                 7,634,000
  57     Tennessee        38111   Shelby                1      Multifamily                                                 6,550,000
  59     Florida          33618   Hillsborough          1      Office                                                      6,400,000
  64     Colorado         81005   Pueblo                1      Anchored Retail                                             6,000,000
  68     Arizona          85635   Cochise               1      Hospitality                                                 5,600,000
  75     Virginia         23510   Norfolk City          1      Office                                                      5,000,000
  78     New York        Various  Suffolk               3      Industrial/Warehouse                                        4,600,000
 78.01   New York         11735   Suffolk                      Industrial/Warehouse
 78.02   New York         11735   Suffolk                      Industrial/Warehouse
 78.03   New York         11735   Suffolk                      Industrial/Warehouse
  80     Florida          32301   Leon                  1      Hospitality                                                 4,575,000
  87     California       93033   Ventura               1      Unanchored Retail                             Yes - K       4,225,000
  89     Tennessee        37040   Montgomery            1      Multifamily                                                 4,200,000
  94     California       92117   San Diego             1      Office                                        Yes - L       3,600,000
  98     California       92117   San Diego             1      Office                                        Yes - L       3,300,000
  99     California       93033   Ventura               1      Unanchored Retail                             Yes - K       3,175,000
  109    Arkansas         72117   Pulaski               1      Industrial/Warehouse                                        1,950,000
  114    Texas            77090   Harris                1      Self Storage                                                1,400,000
  117    Connecticut      06111   Hartford              1      Unanchored Retail                             Yes - M       1,151,681
  118    New Hampshire    03801   Rockingham            1      Unanchored Retail                             Yes - M       1,104,305
  119    Alabama          35601   Morgan                1      Unanchored Retail                             Yes - M       1,022,543

                                   EXHIBIT B-1

          FORM OF CERTIFICATE OF AN OFFICER OF THE MORTGAGE LOAN SELLER

     Certificate of Officer of German American Capital Corporation (the
"Mortgage Loan Seller")

     I, _______________________, a __________________ of the Mortgage Loan
Seller, hereby certify as follows:

     The Mortgage Loan Seller is a corporation duly organized and validly existing under the laws of the State of Maryland.

     Attached hereto as Exhibit I are true and correct copies of the Certificate of Incorporation and By-Laws of the Mortgage Loan Seller, which Certificate of
Incorporation and By-Laws are on the date hereof, and have been at all times in full force and effect.

     To the best of my knowledge, no proceedings looking toward liquidation or dissolution of the Mortgage Loan Seller are pending or contemplated.

     Each person listed below is and has been the duly elected and qualified officer or authorized signatory of the Mortgage Loan Seller and his genuine signature is set forth opposite his name:

-----------------------   -------------------------   --------------------------
Name                      Office                      Signature

     Each person listed above who signed, either manually or by facsimile signature, the Mortgage Loan Purchase Agreement, dated as of January 25, 2006
(the "Purchase Agreement"), between the Mortgage Loan Seller and GMAC Commercial
Mortgage Securities, Inc. providing for the purchase by GMAC Commercial Mortgage
Securities, Inc. from the Mortgage Loan Seller of the Mortgage Loans, was, at the respective times of such signing and delivery, duly authorized or appointed to execute such documents in such capacity, and the signatures of such persons or facsimiles thereof appearing on such documents are their genuine signatures.

     Capitalized terms not otherwise defined herein have the meanings assigned to them in the Purchase Agreement.

                                      B-1-1

     IN WITNESS WHEREOF, the undersigned has executed this certificate as of
January 31, 2006.

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                      B-1-2

     IN WITNESS WHEREOF, the undersigned has executed this certificate as of
January 31, 2006.

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                      B-1-3

                                   EXHIBIT B-2

                 FORM OF CERTIFICATE OF THE MORTGAGE LOAN SELLER

               Certificate of German American Capital Corporation

     In connection with the execution and delivery by German American Capital
Corporation (the "Mortgage Loan Seller") of, and the consummation of the transaction contemplated by, that certain Mortgage Loan Purchase Agreement, dated as of January 25, 2006 (the "Purchase Agreement"), between GMAC Commercial
Mortgage Securities, Inc. and the Mortgage Loan Seller, the Mortgage Loan Seller
hereby certifies that (i) the representations and warranties of the Mortgage
Loan Seller in the Purchase Agreement are true and correct in all material respects at and as of the date hereof with the same effect as if made on the date hereof, and (ii) the Mortgage Loan Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the date hereof.

     Certified this 31st day of January, 2006.

                                        GERMAN AMERICAN CAPITAL CORPORATION

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                      C-2-1

                                   EXHIBIT B-3

     FORM OF CERTIFICATE OF AN OFFICER OF [CWCAPITAL LLC/CWCAPITAL MORTGAGE
             SECURITIES I LLC/CWCAPITAL MORTGAGE SECURITIES II LLC]

     Certificate of Officer of [CWCAPITAL LLC/CWCAPITAL MORTGAGE SECURITIES I
LLC/CWCAPITAL MORTGAGE SECURITIES II LLC] ("[CWCapital/CWCMS I/CWCMSII]")

     I, _______________________, a __________________ of [CWCapital/CWCMS
I/CWCMS II], hereby certify as follows:

     [CWCapital/CWCMS I/CWCMS II] is a limited liability company duly organized and validly existing under the laws of the State of [Massachusetts/Delaware].

     Attached hereto as Exhibit I are true and correct copies of the Certificate of Formation and Limited Liability Company Agreement of [CWCapital/CWCMS
I/CWCMSII], which Certificate of Formation and Limited Liability Company
Agreement are on the date hereof, and have been at all times in full force and effect.

     To the best of my knowledge, no proceedings looking toward liquidation or dissolution of [CWCapital/CWCMS I/CWCMSII] are pending or contemplated.

     Each person listed below is and has been the duly elected and qualified officer or authorized signatory of [CWCapital/CWCMS I/CWCMSII] and his genuine signature is set forth opposite his name:

-----------------------   -------------------------   --------------------------
Name                      Office                      Signature

     Each person listed above who signed, either manually or by facsimile signature, the Indemnification Agreement, dated as of January 25, 2006 (the
"Indemnification Agreement"), among CWCapital LLC, CWCapital Mortgage Securities
I LLC, CWCapital Mortgage Securities II LLC and GMAC Commercial Mortgage
Securities, Inc. relating to the Mortgage Loans, was, at the respective times of such signing and delivery, duly authorized or appointed to execute such documents in such capacity, and the signatures of such persons or facsimiles thereof appearing on such documents are their genuine signatures.

     Capitalized terms not otherwise defined herein have the meanings assigned to them in the Indemnification Agreement.

                                      B-4-1

     IN WITNESS WHEREOF, the undersigned has executed this certificate as of
January 31, 2006.

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

     I, _____________________________, _______________________________, hereby certify that ____________________________ is a duly elected or appointed, as the case may be, qualified and acting _________________________ of [CWCapital
LLC/CWCapital Mortgage Securities I LLC/CWCapital Mortgage Securities II LLC]
and that the signature appearing above is his or her genuine signature.

                                      B-4-2

     IN WITNESS WHEREOF, the undersigned has executed this certificate as of
January 31, 2006.

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                      B-4-3

                                   EXHIBIT B-4

      FORM OF CERTIFICATE OF CWCAPITAL LLC/CW CAPITAL MORTGAGE SECURITIES I
                    LLC/CWCAPITAL MORTGAGE SECURITIES II LLC

   Certificate of CWCapital LLC/CWCapital Mortgage Securities I LLC/CWCapital
                           Mortgage Securities II LLC

     In connection with the execution and delivery by CWCapital LLC/CWCapital
Mortgage Securities I LLC/CWCapital Mortgage Securities II LLC (the "CWCapital
Parties") of, and the consummation of the transactions contemplated by, (i) that certain Mortgage Loan Purchase Agreement, dated as of December 22, 2005 (the
"Original Purchase Agreement"), among the CWCapital Parties and German American
Capital Corporation ("GACC") and (ii) that certain Indemnification Agreement, dated as of January 25, 2006 (the "Indemnification Agreement"), by and among the
CWCapital Parties and GMAC Commercial Mortgage Securities Inc., the undersigned hereby certifies that (i) the representations and warranties of the undersigned in the Original Purchase Agreement (including, but not limited to, Section 4 thereof) are true and correct in all material respects at and as of the date hereof with the same effect as if made on the date hereof (including, without limitation, for purposes of Section 6 of the Original Purchase Agreement), and
(ii) the undersigned has, in all material respects, complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the date hereof.

     Capitalized terms not otherwise defined herein have the meanings assigned to them in the Indemnification Agreement.

     Certified this 31st day of January, 2006.

                                        [CWCAPITAL LLC/CW CAPITAL MORTGAGE
                                        SECURITIES I LLC/CWCAPITAL MORTGAGE
                                        SECURITIES II LLC]

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                      B-4-1